UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 11, 2005
                                                 -------------------------------

                               ViewCast.com, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-29020                 75--2528700
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

            17300 North Dallas Parkway, Suite 2000               75248-1191
                         Dallas, TX
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  972-488-7200
                                                    ----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


Item 9.01   Financial Statements and Exhibits

(c)      Exhibits

99.1            Press Release issued by Company Name and date.  October 11, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ViewCast.com, Inc
                                                (Registrant)


Date October 12, 2005

                                                /s/ Laurie L. Latham
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                                                Laurie L. Latham
                                                Chief Financial Officer